UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2023

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On January 4, 2023, Dean Oestreich informed the Chair of the Boards of Directors (the “Boards”) of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company that he plans to retire from the Boards effective February 11, 2023.

(d)    On January 4, 2023, the Boards of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company and Wisconsin Power and Light Company appointed Stephanie L. Cox as a member of the Boards effective February 11, 2023. Ms. Cox is expected to stand for election at the Alliant Energy 2023 Annual Meeting of Shareowners as a nominee for director to serve until the company’s 2024 Annual Meeting of Shareowners. Ms. Cox, 54, served as Executive President of Operations at John Wood Group PLC (Wood), a global leader in consulting and engineering in energy and materials markets, from October 2020 through July 2022. She also served as Wood’s Chief Executive Officer of Asset Solutions for the Americas from October 2019 to October 2020. Prior to joining Wood, Ms. Cox held multiple executive leadership roles with Schlumberger Limited (SLB), a global technology company that drives energy innovation for a balanced planet, spanning a 28-year career, including President, North America Land Drilling from 2018-2019; Vice President, Human Resources from 2017-2018 and from 2009-2014; President, North America from 2016-2017; President, Asia from 2014-2016; and leadership positions overseeing IT, Human Resources, Manufacturing and Supply Chain.

Effective as of February 11, 2023, Ms. Cox will serve as a member of the Compensation and Personnel Committee and the Operations Committee of each Board. She will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in Alliant Energy’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2022, except that for 2023 Board service, the annual retainer for service on all Boards will be $270,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: January 4, 2023	By:/s/ Omar Chaudhary
Omar Chaudhary
Acting Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: January 4, 2023	By:/s/ Omar Chaudhary
Omar Chaudhary
Acting Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: January 4, 2023	By:/s/ Omar Chaudhary
Omar Chaudhary
Acting Corporate Secretary